UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2024

ARCH THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N|A	N|A	N|A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendments to 2022 Notes and 2024 Notes

Effective October 29, 2024, Arch Therapeutics, Inc. (the “Company”) entered into an amendment (“Amendment No. 20 to the First 2022 Notes”) with the holders of the Company’s outstanding Senior Secured Convertible Promissory Notes, as separately amended on February 14, 2023, March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023, September 30, 2023, October 31, 2023, November 15, 2023, January 5, 2024, March 15, 2024, April 30, 2024, June 30, 2024, August 15, 2024 and September 15, 2024 (as amended, the “First 2022 Notes”), issued in connection with a private placement financing the Company completed on July 6, 2022.

Effective October 29, 2024, the Company also entered into an amendment (“Amendment No. 20 to the Second 2022 Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as separately amended on February 14, 2023, March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023, September 30, 2023, October 31, 2023, November 15, 2023, January 5, 2024, March 15, 2024, April 30, 2024, June 30, 2024, August 15, 2024 and September 15, 2024 (as amended, the “Second 2022 Notes”), issued in connection with a private placement financing the Company completed on January 18, 2023.

Effective October 29, 2024, the Company also entered into an amendment (“Amendment No. 15 to the Third 2022 Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as separately amended on June 15, 2023, July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023, September 30, 2023, October 31, 2023, November 15, 2023, January 5, 2024, March 15, 2024, April 30, 2024, June 30, 2024, August 15, 2024 and September 15, 2024 (as amended, the “Third 2022 Notes”), issued in connection with a private placement financing the Company completed on May 15, 2023.

Effective October 29, 2024, the Company also entered into an amendment (“Amendment No. 6 to the Fourth 2022 Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as separately amended on March 15, 2024, April 30, 2024, June 30, 2024, August 15, 2024 and September 15, 2024 issued in connection with a private placement financing the Company completed on March 12, 2024 (as amended, the “Fourth 2022 Notes”).

Effective October 29, 2024, the Company also entered into an amendment (“Amendment No. 4 to the First 2024 Notes” and, together with Amendment No. 20 to the First 2022 Notes, Amendment No. 20 to the Second 2022 Notes, Amendment No. 15 to the Third 2022 Notes and Amendment No. 6 to the Fourth 2022 Notes, the “Amendments to the Notes”) with the holders of the Company’s outstanding Senior Secured Convertible Promissory Notes, as separately amended on June 30, 2024, August 15, 2024 and September 15, 2024 issued in connection with a private placement financing the Company completed on May 15, 2024 (as amended, the “First 2024 Notes” and, together with the First 2022 Notes, Second 2022 Notes, Third 2022 Notes and Fourth 2022 Notes, the “Notes”).

Under the Amendments to the Notes, the Notes were amended to extend the date of the completion of an “Uplist” (as defined therein) and to extend the respective maturity date of each of the Notes from September 30, 2024 to November 30, 2024. In addition to the foregoing, Amendment No. 4 to the First 2024 Notes also increased the outstanding principal amount of the Additional Notes issued in connection with the Fourth Closing, Fifth Closing, Sixth Closing, Seventh Closing and Eighth Closing in connection with the SPA dated May 15, 2024, as amended on September 15, 2024, by a factor of 1.03.

The preceding descriptions of Amendment No. 20 to the First 2022 Notes, Amendment No. 20 to the Second 2022 Notes, Amendment No. 15 to the Third 2022 Notes, Amendment No. 6 to the Fourth 2022 Notes, and Amendment No. 4 to the First 2024 Notes are qualified in their entirety by reference to the copies of the Forms of Amendment No. 20 to the First 2022 Notes, Amendment No. 20 to the Second 2022 Notes, Amendment No. 15 to the Third 2022 Notes, Amendment No. 6 to the Fourth 2022 Notes, and Amendment No. 4 to the First 2024 Notes filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit	Description
10.1	Form of Amendment No. 20 to the First 2022 Notes
10.2	Form of Amendment No. 20 to the Second 2022 Notes
10.3	Form of Amendment No. 15 to the Third 2022 Notes
10.4	Form of Amendment No. 6 to the Fourth 2022 Notes
10.5	Form of Amendment No. 4 to the First 2024 Notes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: November 4, 2024	By:	/s/ Terrence W. Norchi, M.D.
	Name:	Terrence W. Norchi, M.D.
	Title:	President, Chief Executive Officer